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                                                                   Exhibit 10.12

ATTORNEY GENERAL OF THE STATE OF NEW YORK
CRIME PROCEEDS STRIKE FORCE
 .............................................................x
IN THE MATTER OF

COMMERCIAL BANK OF NEW YORK
 .............................................................x


                           ASSURANCE OF DISCONTINUANCE
                            PURSUANT TO EXECUTIVE LAW
                           SECTION 63, SUBDIVISION 15

         Pursuant to Sections ss.63(8) and (12) of the Executive Law of the State of New York, and Executive Order No. 130 dated December 4, 1989 establishing the New York State Crime Proceeds Strike Force, Eliot Spitzer, Attorney General of the State of New York, has made an inquiry into the laundering of the proceeds of narcotics transactions through several financial institutions doing business in the State of New York, including Commercial Bank of New York. Based upon that inquiry, the Attorney General makes the following findings:

                                    FINDINGS
                                    --------

         1. From 1997 through May of 2001, individuals working at the direction of narcotics traffickers deposited proceeds of narcotics transactions into certain international private banking accounts at Commercial Bank of New York.

         2. A thorough investigation of the policies, procedures and practices of Commercial Bank of New York (hereinafter, "CBNY") revealed violations of state


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and federal laws and regulations. These laws and regulations were designed to ensure CBNY's proper screening of new accounts; to require CBNY to know its customers; and to document such knowledge with records that establish the customer's identity, sources of funds, net worth and expected or anticipated type and level of account activity. These laws and regulations were further designed to ensure CBNY's ability to detect suspicious or unusual customer activity and provide for the reporting of such activities to the appropriate state and federal authorities.

          3. In 2001, CBNY began the operation of its wholly owned subsidiary, CBNY Investment Services Corp.

                                    AGREEMENT
                                    ---------

         IT IS HEREBY UNDERSTOOD AND AGREED that Commercial Bank of New York and CBNY Investment Services Corp. are willing to enter into this Assurance of Discontinuance without admitting the Attorney General's findings or to any violation of law or regulation, and that the Attorney General is willing to accept this Assurance of Discontinuance pursuant to Executive Law ss. 63(15) in lieu of commencing a civil or criminal action or proceeding.

                                       I.

PARTIES SUBJECT TO ORDER
------------------------

         IT IS FURTHER UNDERSTOOD AND AGREED by and between Commercial Bank of New York, CBNY Investment Services Corp. and the Attorney General (hereinafter "the parties") that this Assurance of Discontinuance (hereinafter


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"Assurance") shall apply to Commercial Bank of New York and CBNY Investment
Services Corp., whether acting through their principals, directors, officers, shareholders, employees, representatives, agents, assigns, successors, or other business entities, whose acts, practices or policies are directed, formulated or controlled by Commercial Bank of New York and CBNY Investment Services Corp.

         IT IS FURTHER UNDERSTOOD AND AGREED that nothing contained herein shall be construed as relieving Commercial Bank of New York and CBNY Investment Services Corp. of the obligation to comply with all applicable state and federal laws, regulations or rules, nor shall any of the provisions of this Assurance be deemed permission to engage in any act or practice prohibited by such law, regulation or rule.

         IT IS FURTHER UNDERSTOOD AND AGREED that in the event that Commercial Bank of New York, CBNY Investment Services Corp. or their affiliates, successors and assigns, conclude, based on changed circumstances, that the terms of this Assurance are unfairly restrictive on their business practices, then Commercial Bank of New York, CBNY Investment Services Corp. or their affiliates, successors and assigns may request that the Attorney General modify the terms of this assurance. The Attorney General shall make a good faith evaluation of the then existing circumstances, and after collecting information the Attorney General deems necessary, make a prompt decision, but in no event more than ninety (90) days from Commercial Bank of New York's, CBNY Investment Services Corp.'s or their affiliates', successors' and assigns' request for same, as to whether to modify this


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Assurance. The decision whether to modify this Assurance shall rest within the sole and unreviewable discretion of the Attorney General.

                                       II.

COMPLIANCE
----------

         IT IS FURTHER UNDERSTOOD AND AGREED that within forty-five (45) days after the execution of this Assurance, and thereafter, CBNY Investment Services Corp. shall file Suspicious Activity Reports to the extent that banks are currently required to do so pursuant to the Bank Secrecy Act.

         IT IS FURTHER UNDERSTOOD AND AGREED that within thirty (30) days after the execution of this Assurance, CBNY Investment Services Corp. shall employ an independent consultant ("Independent Consultant"), knowledgeable in all aspects of broker-dealer operations and acceptable to the staff of the Attorney General.

         1. The Independent Consultant shall:

         (a) conduct a review of CBNY Investment Services Corp. and make findings regarding CBNY Investment Services Corp.'s internal controls, policies, practices, and procedures reasonably designed to detect and prevent the types of violations described in this Assurance;

         (b) conduct a review of any internal controls, policies, practices and procedures that CBNY Investment Services Corp. has adopted and implemented


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since the activities described in this Assurance, to determine whether and to what extent there is a need for additional or amended policies and procedures designed reasonably to detect and prevent, insofar as practicable such violations;

         (c) make findings regarding any additional internal controls, policies, or procedures which the Independent Consultant believes are necessary to provide reasonable assurance that CBNY Investment Services Corp. can detect and prevent the types of violations described in this Assurance; and

         (d) if requested to do so by the staff of the Attorney General, communicate directly with the staff.

         2. CBNY Investment Services Corp. shall promptly provide the Independent Consultant with any and all requested documents and other information pertaining to CBNY Investment Services Corp.'s brokerage operations, and permit the Independent Consultant to meet with any officer, agent, or employee of CBNY Investment Services Corp.

         3. No later than three months from the date that CBNY Investment Services Corp. employs the Independent Consultant, the Independent Consultant will submit, in writing, to CBNY Investment Services Corp. and the Attorney General his or her report detailing his or her findings regarding CBNY Investment Services Corp.'s internal controls, policies, practices and procedures and his or her recommendations, if any, for revised or additional measures reasonably designed to


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detect and prevent the types of violations described in this Assurance. Within
30 days, thereafter, CBNY Investment Services Corp. shall submit to the Attorney General for approval the report of the Independent Consultant together with any modifications to the procedures that CBNY Investment Services Corp. believes appropriate, and the reasons therefore. Upon review of the Independent Consultant's report, the Attorney General may impose additional measures reasonably designed to detect and prevent the types of violations described in this assurance, which measures shall be deemed to be a part of the Independent Consultant's report, but before making a determination that such additional measures may be necessary, the Attorney General will provide reasonable notice to CBNY Investment Services Corp. and the Independent Consultant and an opportunity to be heard.

         4. Upon good cause being shown, the staff of the Attorney General may grant the Independent Consultant such additional time as the staff deems necessary to submit his or her report regarding CBNY Investment Services Corp.'s internal controls, policies, practices, and procedures, and his or her recommendations, if any, for revised or additional measures reasonably designed to detect and prevent the types of violations described in this Assurance.

         5. Within 30 days after the date of the issuance of the Independent Consultant's report, CBNY Investment Services Corp. shall remedy any deficiencies in its internal controls, policies, practices, or procedures identified by the Independent Consultant and adopt, implement, and maintain any revised or additional mea-


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sures recommended by the Independent Consultant, or alternatives proposed in writing by CBNY Investment Services Corp. and accepted in writing by the staff of Attorney General. Upon written request and good cause being shown, the staff of the Attorney General or the Independent Consultant may grant CBNY Investment Services Corp. such additional time as the staff or the Independent Consultant deems necessary to remedy such deficiencies or adopt such measures or alternatives.

         6. No later than 60 days from the date the Attorney General has approved the Independent Consultant's report, together with any modification proposed by CBNY Investment Services Corp., CBNY Investment Services Corp., through an officer, shall file an affidavit with the staff of the Attorney General stating that CBNY Investment Services Corp. has remedied any deficiencies in its internal controls, policies, practices, and procedures identified by the Independent Consultant (stating the means by which such remedy has been accomplished), and stating further that CBNY Investment Services Corp. has adopted, implemented, and will maintain any revised or additional internal controls, policies, practices, or procedures recommended in the Independent Consultant's report, or the alternatives proposed in writing by CBNY Investment Services Corp. and accepted in writing by the Independent Consultant or the staff of the Attorney General. Upon written request and good cause being shown, the staff of the Attorney General may grant CBNY Investment Services Corp. such additional time as the staff deems necessary to submit an affidavit.


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         7. The Independent Consultant shall review CBNY Investment Services
Corp.'s implementation of the recommendations contained in the Independent Consultant's report, or such alternatives proposed in writing by CBNY Investment Services Corp. and accepted in writing by the Independent Consultant or the staff of the Attorney General. The Independent Consultant shall report his or her findings to the staff of the Attorney General and CBNY Investment Services Corp. Upon good cause being shown, the staff of the attorney General may grant the Independent Consultant such additional time as the staff deems necessary to submit his or her report.

                                      III.

ENFORCEMENT
-----------

         IT IS FURTHER UNDERSTOOD AND AGREED that: (a) a violation of the terms of this Assurance by Commercial Bank of New York shall constitute prima facie proof of violation of the applicable law in any civil action or proceeding thereafter commenced against Commercial Bank of New York by the Attorney General, AND (b) a violation of the terms of this Assurance by CBNY Investment Services Corp. shall constitute prima facie proof of violation of the applicable law in any civil action or proceeding thereafter commenced against CBNY Investment Services Corp. by the Attorney General.

                                      IV.

CHANGE OR AMENDMENT TO EXISTING LAW
-----------------------------------

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         IT IS FURTHER UNDERSTOOD AND AGREED that if any of the laws applicable to the subject matter of this Assurance changes, Commercial Bank of New York and CBNY Investment Services Corp. may request a modification of the Assurance, and the Attorney General shall, in good faith, consider modifying the Assurance as appropriate.

                                       V.

NON-APPROVAL OF COMMERCIAL BANK OF NEW YORK'S AND CBNY INVESTMENT
-----------------------------------------------------------------

SERVICES CORP.'S BUSINESS PRACTICES
-----------------------------------

         IT IS FURTHER UNDERSTOOD AND AGREED that the acceptance of this Assurance by the Attorney General shall not be deemed approval by the Attorney General of any of Commercial Bank of New York's and CBNY Investment Services Corp.'s business practices, and Commercial Bank of New York and CBNY Investment Services Corp. shall make no representation to the contrary.

                                      VI.

COSTS
-----

         IT IS FURTHER UNDERSTOOD AND AGREED that Commercial Bank of New York shall pay to the Attorney General costs of the investigation in the amount of seven hundred fifty thousand dollars ($750,000.00), at the execution of this Assurance.

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         WHEREFORE, the following signatures are affixed hereto this 9th day of
October, 2001.

ELIOT SPITZER                               Commercial Bank of New York
Attorney General of the State               By:
of New York                                 /s/ Jacob Berman
                                            ---------------------------
                                            Jacob Berman
                                            President


By:                                         Witness:
/s/ Janet Cohn                              /s/ David J. Minder
---------------------------                 -----------------------------------
Chief, Criminal Prosecutions Bureau
Criminal Division                           /s/ David M. Zornow
                                            ------------------------------------
                                            Attorney for Commercial Bank
                                            of New York


/s/ Kevin J. Suttlehan
---------------------------
Kevin J. Suttlehan                          CBNY Investment Services Corp.
Assistant Attorney General                  By:
Director, Crime Proceeds Strike Force       /s/ Jose Aparecido Paulucci
                                            -----------------------------------
                                            President

                                            Witness: /s/ David M. Zornow
                                                     --------------------------

                                            s/ David J. Minder
                                            -----------------------------------
                                            Attorney for CBNY Investment
                                            Services Corp.



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